SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 26, 2007

Intelligroup, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Thornall Street Edison, New Jersey		08837

(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Appointment of Certain Officers.

On July 26, 2007, the Board of Directors of Intelligroup, Inc. (“the Company”) appointed Kalyan Sundaram Mahalingam, age 41, as its Chief Operating Officer, Intelligroup Asia (“COO – Asia”).

Mr. Mahalingam joined the Company in April 2007 and served as the Vice President - Practices and Delivery in India prior to his appointment as COO-Asia.  In June 2007 Mr. Mahalingam also assumed responsibility for the Company’s global recruiting and staffing functions.  Prior to joining the Company, Mr. Mahalingam served as Vice President of the Global Resource Management and Enterprise Application Services practices for Keane, Inc.  Prior to Keane, Mr. Mahalingam spent thirteen years at Wipro Technologies, where most recently he held the position of General Manager, Enterprise Applications Services.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGROUP, INC.

	By:	/s/ Vikram Gulati

	Name:	Vikram Gulati
	Title:	President and CEO

Date: August 1, 2007